SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


    Date of Report (Date of earliest event reported):          MARCH 24, 2003



                                 HUMATECH, INC.
             (Exact name of registrant as specified in its charter)


              ILLINOIS                       O-28557                36-3559839
         (State or other                   (Commission          (I.R.S. Employer
   jurisdiction of incorporation)          File Number)          Identification
                                              No.)


                            1718 FRY ROAD, SUITE 450
                              HOUSTON, TEXAS  77084
              (Address of principal executive offices)  (zip code)


                                 (281) 828-2500
              (Registrant's telephone number, including area code)


          (Former name or former address, if changed since last report.)

ITEM  1.    CHANGES  IN  CONTROL  OF  REGISTRANT

     Not  applicable.

ITEM  2.    ACQUISITION  OR  DISPOSITION  OF  ASSETS

     Not  applicable.

ITEM  3.    BANKRUPTCY  OR  RECEIVERSHIP

     Not  applicable.

ITEM  4.    CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

     Not  applicable.

ITEM  5.    OTHER  EVENTS

     Not  applicable.

ITEM  6.    RESIGNATIONS  OF  DIRECTORS  AND  EXECUTIVE  OFFICERS

     Not  applicable.

ITEM  7.    FINANCIAL  STATEMENTS

     Not  applicable.

ITEM  8.    CHANGE  IN  FISCAL  YEAR

     Not  applicable.

ITEM  9.    REGULATION  FD  DISCLOSURE

     The  following  Exhibits  are  filed  as  part  of  this  report:

EXHIBITS

ITEM  NO.      DESCRIPTION
---------      -----------

99.1 Certification of David Williams, Chief Executive Officer of the Company in connection with Quarterly Report of Humatech, Inc. on Form 10-QSB/A for the quarter ended January 31, 2000

99.2 Certification of John D. Rottweiler, Chief Financial Officer of the Company in connection with Quarterly Report of Humatech, Inc. on Form 10-QSB/A for the quarter ended January 31, 2000

99.3 Certification of David Williams, Chief Executive Officer of the Company in connection with Annual Report of Humatech, Inc. on Form 10-KSB/A for the year ended April 30, 2000

99.4 Certification of John D. Rottweiler, Chief Financial Officer of the Company in connection with Annual Report of Humatech, Inc. on Form 10-KSB/A for the year ended April 30, 2000

99.5 Certification of David Williams, Chief Executive Officer of the Company in connection with Quarterly Report of Humatech, Inc. on Form 10-QSB/A for the quarter ended July 31, 2000

99.6 Certification of John D. Rottweiler, Chief Financial Officer of the Company in connection with Quarterly Report of Humatech, Inc. on Form 10-QSB/A for the quarter ended July 31, 2000

99.7 Certification of David Williams, Chief Executive Officer of the Company in connection with Quarterly Report of Humatech, Inc. on Form 10-QSB/A for the quarter ended October 31, 2000

99.8 Certification of John D. Rottweiler, Chief Financial Officer of the Company in connection with Quarterly Report of Humatech, Inc. on Form 10-QSB/A for the quarter ended October 31, 2000

99.9 Certification of David Williams, Chief Executive Officer of the Company in connection with Quarterly Report of Humatech, Inc. on Form 10-QSB/A for the quarter ended January 31, 2001

99.10 Certification of John D. Rottweiler, Chief Financial Officer of the Company in connection with Quarterly Report of Humatech, Inc. on Form 10-QSB/A for the quarter ended January 31, 2001

99.11 Certification of David Williams, Chief Executive Officer of the Company in connection with Annual Report of Humatech, Inc. on Form 10-KSB/A for the year ended April 30, 2001

99.12 Certification of John D. Rottweiler, Chief Financial Officer of the Company in connection with Annual Report of Humatech, Inc. on Form 10-KSB/A for the year ended April 30, 2001

99.13 Certification of David Williams, Chief Executive Officer of the Company in connection with Quarterly Report of Humatech, Inc. on Form 10-QSB/A for the quarter ended July 31, 2001

99.14 Certification of John D. Rottweiler, Chief Financial Officer of the Company in connection with Quarterly Report of Humatech, Inc. on Form 10-QSB/A for the quarter ended July 31, 2001

99.15 Certification of David Williams, Chief Executive Officer of the Company in connection with Quarterly Report of Humatech, Inc. on Form 10-QSB/A for the quarter ended October 31, 2001

99.16 Certification of John D. Rottweiler, Chief Financial Officer of the Company in connection with Quarterly Report of Humatech, Inc. on Form 10-QSB/A for the quarter ended October 31, 2001

99.17 Certification of David Williams, Chief Executive Officer of the Company in connection with Quarterly Report of Humatech, Inc. on Form 10-QSB/A for the quarter ended January 31, 2002

99.18 Certification of John D. Rottweiler, Chief Financial Officer of the Company in connection with Quarterly Report of Humatech, Inc. on Form 10-QSB/A for the quarter ended January 31, 2002

99.19 Certification of David Williams, Chief Executive Officer of the Company in connection with Annual Report of Humatech, Inc. on Form 10-KSB/A for the year ended April 30, 2002

99.20 Certification of John D. Rottweiler, Chief Financial Officer of the Company in connection with Annual Report of Humatech, Inc. on Form 10-KSB/A for the year ended April 30, 2002

99.21 Certification of David Williams, Chief Executive Officer of the Company in connection with Quarterly Report of Humatech, Inc. on Form 10-QSB/A for the quarter ended July 31, 2002

99.22 Certification of John D. Rottweiler, Chief Financial Officer of the Company in connection with Quarterly Report of Humatech, Inc. on Form 10-QSB/A for the quarter ended July 31, 2002

99.23 Certification of David Williams, Chief Executive Officer of the Company in connection with Quarterly Report of Humatech, Inc. on Form 10-QSB/A for the quarter ended October 31, 2002

99.24 Certification of John D. Rottweiler, Chief Financial Officer of the Company in connection with Quarterly Report of Humatech, Inc. on Form 10-QSB/A for the quarter ended October 31, 2002

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March  26,  2003                    Humatech,  Inc.,
                                            an  Illinois  corporation


                                            /s/  David  G.  Williams
                                            ------------------------------------
                                            By:     David  G.  Williams
                                            Its:     President

                                  EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO
                 18 U.S.C., SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report of Humatech, Inc. (the "Company") on Form 10-QSB/A for the quarter ended January 31, 2000, as filed with the Securities and Exchange Commission on February 13, 2003 (the "Report"), I, David
G. Williams, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  March  26,  2003


                                   /s/  David  G.  Williams
                                   ------------------------
                                   David  G.  Williams
                                   Chief  Executive  Officer




A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

                                  EXHIBIT 99.2

                            CERTIFICATION PURSUANT TO
                 18 U.S.C., SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report of Humatech, Inc. (the "Company") on Form 10-QSB/A for the quarter ended January 31, 2000, as filed with the Securities and Exchange Commission on February 13, 2003 (the "Report"), I, John
D. Rottweiler, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  March  26,  2003


                                   /s/  John  D.  Rottweiler
                                   -------------------------
                                   John  D.  Rottweiler
                                   Chief  Financial  Officer




A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

                                  EXHIBIT 99.3

                            CERTIFICATION PURSUANT TO
                 18 U.S.C., SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Annual Report of Humatech, Inc. (the "Company") on Form 10-KSB/A for the year ended April 30, 2000, as filed with the Securities and Exchange Commission on February 13, 2003 (the "Report"), I, David G. Williams, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  March  26,  2003


                                   /s/  David  G.  Williams
                                   ------------------------
                                   David  G.  Williams
                                   Chief  Executive  Officer




A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

                                  EXHIBIT 99.4

                            CERTIFICATION PURSUANT TO
                 18 U.S.C., SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Annual Report of Humatech, Inc. (the "Company") on Form 10-KSB/A for the year ended April 30, 2000, as filed with the Securities and Exchange Commission on February 13, 2003 (the "Report"), I, John D. Rottweiler, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  March  26,  2003


                                   /s/  John  D.  Rottweiler
                                   -------------------------
                                   John  D.  Rottweiler
                                   Chief  Financial  Officer




A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

                                  EXHIBIT 99.5

                            CERTIFICATION PURSUANT TO
                 18 U.S.C., SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report of Humatech, Inc. (the "Company") on Form 10-QSB/A for the quarter ended July 31, 2000, as filed with the Securities and Exchange Commission on February 13, 2003 (the "Report"), I, David
G. Williams, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  March  26,  2003


                                   /s/  David  G.  Williams
                                   ------------------------
                                   David  G.  Williams
                                   Chief  Executive  Officer




A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

                                  EXHIBIT 99.6

                            CERTIFICATION PURSUANT TO
                 18 U.S.C., SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report of Humatech, Inc. (the "Company") on Form 10-QSB/A for the quarter ended July 31, 2000, as filed with the Securities and Exchange Commission on February 13, 2003 (the "Report"), I, John
D. Rottweiler, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  March  26,  2003


                                   /s/  John  D.  Rottweiler
                                   -------------------------
                                   John  D.  Rottweiler
                                   Chief  Financial  Officer




A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

                                  EXHIBIT 99.7

                            CERTIFICATION PURSUANT TO
                 18 U.S.C., SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report of Humatech, Inc. (the "Company") on Form 10-QSB/A for the quarter ended October 31, 2000, as filed with the Securities and Exchange Commission on February 13, 2003 (the "Report"), I, David
G. Williams, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  March  26,  2003


                                   /s/  David  G.  Williams
                                   ------------------------
                                   David  G.  Williams
                                   Chief  Executive  Officer




A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

                                  EXHIBIT 99.8

                            CERTIFICATION PURSUANT TO
                 18 U.S.C., SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report of Humatech, Inc. (the "Company") on Form 10-QSB/A for the quarter ended October 31, 2000, as filed with the Securities and Exchange Commission on February 13, 2003 (the "Report"), I, John
D. Rottweiler, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  March  26,  2003


                                   /s/  John  D.  Rottweiler
                                   -------------------------
                                   John  D.  Rottweiler
                                   Chief  Financial  Officer




A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

                                  EXHIBIT 99.9

                            CERTIFICATION PURSUANT TO
                 18 U.S.C., SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report of Humatech, Inc. (the "Company") on Form 10-QSB/A for the quarter ended January 31, 2001, as filed with the Securities and Exchange Commission on February 13, 2003 (the "Report"), I, David
G. Williams, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  March  26,  2003


                                   /s/  David  G.  Williams
                                   ------------------------
                                   David  G.  Williams
                                   Chief  Executive  Officer




A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

                                  EXHIBIT 99.10

                            CERTIFICATION PURSUANT TO
                 18 U.S.C., SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report of Humatech, Inc. (the "Company") on Form 10-QSB/A for the quarter ended January 31, 2001, as filed with the Securities and Exchange Commission on February 13, 2003 (the "Report"), I, John
D. Rottweiler, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  March  26,  2003


                                   /s/  John  D.  Rottweiler
                                   -------------------------
                                   John  D.  Rottweiler
                                   Chief  Financial  Officer




A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

                                  EXHIBIT 99.11

                            CERTIFICATION PURSUANT TO
                 18 U.S.C., SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Annual Report of Humatech, Inc. (the "Company") on Form 10-KSB/A for the year ended April 30, 2001, as filed with the Securities and Exchange Commission on February 13, 2003 (the "Report"), I, David G. Williams, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  March  26,  2003


                                   /s/  David  G.  Williams
                                   ------------------------
                                   David  G.  Williams
                                   Chief  Executive  Officer




A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

                                  EXHIBIT 99.12

                            CERTIFICATION PURSUANT TO
                 18 U.S.C., SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Annual Report of Humatech, Inc. (the "Company") on Form 10-KSB/A for the year ended April 30, 2001, as filed with the Securities and Exchange Commission on February 13, 2003 (the "Report"), I, John D. Rottweiler, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  March  26,  2003


                                   /s/  John  D.  Rottweiler
                                   -------------------------
                                   John  D.  Rottweiler
                                   Chief  Financial  Officer




A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

                                  EXHIBIT 99.13

                            CERTIFICATION PURSUANT TO
                 18 U.S.C., SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report of Humatech, Inc. (the "Company") on Form 10-QSB/A for the quarter ended July 31, 2001, as filed with the Securities and Exchange Commission on February 24, 2003 (the "Report"), I, David
G. Williams, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  March  26,  2003


                                   /s/  David  G.  Williams
                                   ------------------------
                                   David  G.  Williams
                                   Chief  Executive  Officer




A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

                                  EXHIBIT 99.14

                            CERTIFICATION PURSUANT TO
                 18 U.S.C., SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report of Humatech, Inc. (the "Company") on Form 10-QSB/A for the quarter ended July 31, 2001, as filed with the Securities and Exchange Commission on February 24, 2003 (the "Report"), I, John
D. Rottweiler, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  March  26,  2003


                                   /s/  John  D.  Rottweiler
                                   -------------------------
                                   John  D.  Rottweiler
                                   Chief  Financial  Officer




A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

                                  EXHIBIT 99.15

                            CERTIFICATION PURSUANT TO
                 18 U.S.C., SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report of Humatech, Inc. (the "Company") on Form 10-QSB/A for the quarter ended October 31, 2001, as filed with the Securities and Exchange Commission on February 24, 2003 (the "Report"), I, David
G. Williams, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  March  26,  2003


                                   /s/  David  G.  Williams
                                   ------------------------
                                   David  G.  Williams
                                   Chief  Executive  Officer




A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

                                  EXHIBIT 99.16

                            CERTIFICATION PURSUANT TO
                 18 U.S.C., SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report of Humatech, Inc. (the "Company") on Form 10-QSB/A for the quarter ended October 31, 2001, as filed with the Securities and Exchange Commission on February 24, 2003 (the "Report"), I, John
D. Rottweiler, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  March  26,  2003


                                   /s/  John  D.  Rottweiler
                                   -------------------------
                                   John  D.  Rottweiler
                                   Chief  Financial  Officer




A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

                                  EXHIBIT 99.17

                            CERTIFICATION PURSUANT TO
                 18 U.S.C., SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report of Humatech, Inc. (the "Company") on Form 10-QSB/A for the quarter ended January 31, 2002, as filed with the Securities and Exchange Commission on February 24, 2003 (the "Report"), I, David
G. Williams, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  March  26,  2003


                                   /s/  David  G.  Williams
                                   ------------------------
                                   David  G.  Williams
                                   Chief  Executive  Officer




A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

                                  EXHIBIT 99.18

                            CERTIFICATION PURSUANT TO
                 18 U.S.C., SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report of Humatech, Inc. (the "Company") on Form 10-QSB/A for the quarter ended January 31, 2002, as filed with the Securities and Exchange Commission on February 24, 2003 (the "Report"), I, John
D. Rottweiler, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  March  26,  2003


                                   /s/  John  D.  Rottweiler
                                   -------------------------
                                   John  D.  Rottweiler
                                   Chief  Financial  Officer




A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

                                  EXHIBIT 99.19

                            CERTIFICATION PURSUANT TO
                 18 U.S.C., SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Annual Report of Humatech, Inc. (the "Company") on Form 10-KSB/A for the year ended April 30, 2002, as filed with the Securities and Exchange Commission on February 24, 2003 (the "Report"), I, David G. Williams, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  March  26,  2003


                                   /s/  David  G.  Williams
                                   ------------------------
                                   David  G.  Williams
                                   Chief  Executive  Officer




A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

                                  EXHIBIT 99.20

                            CERTIFICATION PURSUANT TO
                 18 U.S.C., SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Annual Report of Humatech, Inc. (the "Company") on Form 10-KSB/A for the year ended April 30, 2002, as filed with the Securities and Exchange Commission on February 24, 2003 (the "Report"), I, John D. Rottweiler, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  March  26,  2003


                                   /s/  John  D.  Rottweiler
                                   -------------------------
                                   John  D.  Rottweiler
                                   Chief  Financial  Officer




A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

                                  EXHIBIT 99.21

                            CERTIFICATION PURSUANT TO
                 18 U.S.C., SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report of Humatech, Inc. (the "Company") on Form 10-QSB/A for the quarter ended July 31, 2002, as filed with the Securities and Exchange Commission on February 24, 2003 (the "Report"), I, David
G. Williams, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  March  26,  2003


                                   /s/  David  G.  Williams
                                   ------------------------
                                   David  G.  Williams
                                   Chief  Executive  Officer




A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

                                  EXHIBIT 99.22

                            CERTIFICATION PURSUANT TO
                 18 U.S.C., SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report of Humatech, Inc. (the "Company") on Form 10-QSB/A for the quarter ended July 31, 2002, as filed with the Securities and Exchange Commission on February 24, 2003 (the "Report"), I, John
D. Rottweiler, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  March  26,  2003


                                   /s/  John  D.  Rottweiler
                                   -------------------------
                                   John  D.  Rottweiler
                                   Chief  Financial  Officer




A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

                                  EXHIBIT 99.23

                            CERTIFICATION PURSUANT TO
                 18 U.S.C., SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report of Humatech, Inc. (the "Company") on Form 10-QSB/A for the quarter ended October 31, 2002, as filed with the Securities and Exchange Commission on February 24, 2003 (the "Report"), I, David
G. Williams, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  March  26,  2003


                                   /s/  David  G.  Williams
                                   ------------------------
                                   David  G.  Williams
                                   Chief  Executive  Officer




A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

                                  EXHIBIT 99.24

                            CERTIFICATION PURSUANT TO
                 18 U.S.C., SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report of Humatech, Inc. (the "Company") on Form 10-QSB/A for the quarter ended October 31, 2002, as filed with the Securities and Exchange Commission on February 24, 2003 (the "Report"), I, John
D. Rottweiler, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  March  26,  2003


                                   /s/  John  D.  Rottweiler
                                   -------------------------
                                   John  D.  Rottweiler
                                   Chief  Financial  Officer




A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.